Prepaid expenses (Tables)	12 Months Ended
Dec. 31, 2021
Prepaid expenses
Schedule of prepaid expenses

	2021	2020
Costs related to future issuances (i)	23,952	-
Prepayments to employees	4,425	3,605
Prepayments to suppliers	4,111	3,539
Prepayments to hub partners	345	1,709
Software licensing	837	533
Insurance	102	177
Others	1,185	660
Prepaid expenses	34,957	10,223
(i)	Transaction costs are defined as incremental costs that are directly attributable to the acquisition, issue or disposal of a financial asset or financial liability. An incremental cost is one that would not have been incurred if the entity had not acquired, issued or disposed of the financial instrument. The company had secured a firm credit line from leading Brazilian banks in an aggregate amount of R$1.95 billion (five-year financing) for the business combination with Unicesumar described on note 1.3. Util the closing of the agreement, the transaction costs related to loans, financing and share issuance will remain in prepaid expenses.